PRS-300 Series – Multispecific Anticalin® Fusions in Immuno-Oncology BioEurope – Munich November 04, 2015 Exhibit 99.1

Forward Looking Statements Statements in this presentation that are not descriptions of historical facts are forward-looking statements that are based on management’s current expectations and assumptions and are subject to risks and uncertainties. In some cases, you can identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or the negative of these terms or other comparable terminology. Factors that could cause actual results to differ materially from those currently anticipated include, without limitation, risks relating to the results of our research and development activities, including uncertainties relating to the discovery of potential drug candidates and the preclinical and clinical testing of our drug candidates; the early stage of our drug candidates presently under development; our ability to obtain and, if obtained, maintain regulatory approval of our current drug candidates and any of our other future drug candidates; our need for substantial additional funds in order to continue our operations and the uncertainty of whether we will be able to obtain the funding we need; our ability to retain or hire key scientific or management personnel; our ability to protect our intellectual property rights that are valuable to our business, including patent and other intellectual property rights; our dependence on third-party manufacturers, suppliers, research organizations, testing laboratories and other potential collaborators; competition in our industry; regulatory developments in the U.S. and foreign countries; as well as those risks more fully discussed in the “Risk Factors” section of our Current Report on Form 8-K filed with the SEC on December 18, 2014, the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2014, the Company’s quarterly reports on Form 10-Q, and the other reports we file with the SEC. In light of these risks, uncertainties and assumptions, the forward-looking statements regarding future events and circumstances discussed in this report may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements included in this presentation speak only as of the date hereof, and except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. PRS-300 Series in Immuno-Oncology - BIO EUROPE 2015

Company & Anticalin® Technology

Pieris Pharmaceuticals, Inc.


Anticalins

Proprietary Next-generation Therapeutic Proteins With Several Degrees of Validation



- **Human data demonstrating desired drug-like properties**
  - 26 solid tumor patients with VEGF-A antagonist
  - 36 healthy volunteers with hepcidin antagonist
- **Several R&D partnerships generating $40+ M in revenue**
  - Potential for future milestone and royalties
  - Retained commercial rights in major markets

Daiichi-Sankyo SANOFI ALLERGAN Zydus dedicated to life Stelis Biopharma

- **High Caliber Investors**
  - OrbiMed Advisors (~19%), Tekla Capital Management (~10%), Lombard Odier (~6.5%); Ally Bridge Group, Auriga, Emerald Mutual Fund, Forbion, Gilde, GLSV, Novo Nordisk, Sphera Funds, Zydus
  - $110M equity capital raised

PRS-300 Series in Immuno-Oncology - BIO EUROPE 2015 4

Human Lipocalins – Scaffold for Novel Anticalin® Therapeutics High-affinity (pM) Anticalin bound to Medium target Large target Human lipocalin “template” Small target Human, natural binding proteins Low molecular weight (~1/8 of mAb size) Extracellular Non-immunogenic Very stable “cup-like” structure Highly diverse libraries (>1011) of potential drug candidates Highly automated selection and screening technology (phage display) Deep protein engineering know-how to yield ideal drug candidates PRS-300 Series in Immuno-Oncology - BIO EUROPE 2015

Pure Anticalin formats Tetracalin mAb-Anticalin formats Fc-Anticalin formats Anticalin Tricalin Duocalin Molecules designed for optimal target engagement and drug like properties Binding site geometry can be adjusted to biological need Going Beyond Anticalin Proteins – Multispecific Drug Candidate Formats PRS-300 Series in Immuno-Oncology - BIO EUROPE 2015

Anticalin® Product Pipeline

	Product	Target(s)	Indication	Partner	Discovery	Preclinical	Phase 1	Phase 2
Fully Owned	PRS-080	Hepcidin	Anemia	pieris	pegylated Anticalin			
	PRS-060	IL4Ra	Asthma	pieris	inhalable Anticalin			
	PRS-343	CD137/HER2	Immuno-Oncology	pieris	mAb-Anticalin fusion			
	PRS-300s	n.d.		pieris	bi-/multispecifics			
Co-Development	PRS-110	cMet	Oncology	Zydus			Partner funded* Major rights retained	
	PRS-NN	n.d.	n.d.	Zydus				
	PRS-NN	n.d.	Ophthalmology	Stelis				
	PRS-NN	n.d.		Stelis				
Fully Partnered	Daiichi Sankyo	n.d.	n.d.	Daiichi-Sankyo			Partner funded Milestones & Royalties	
		n.d.	n.d.	Daiichi-Sankyo				
	Sanofi	n.d.	n.d.	SANOFI				

* Until end of Phase 1

n.d. = not disclosed

PRS-300 Series in Immuno-Oncology - BIO EUROPE 2015

7

PRS-300 Series: Multispecifics for Immuno-Oncology

Pieris' Immuno-Oncology Approach – Localized Immune Activation

Monospecific Targeting


Activating receptors
Inhibitory receptors
CD28
OX40
GITR
CD137
CD27
HVEM
T cell
CTLA-4
PD-1
TIM-3
BTLA
VISTA
LAG-3
Agonistic antibodies
T-cell stimulation
Blocking antibodies

Mellman *et al. Nature* 480, 480-489; 2011

Challenges

- Systemic mAbs often show narrow therapeutic window
- mAbs are poor agonists for certain activating receptors and depend on Fc receptor clustering

Pieris' bispecific approach


Tumor Cell
Tumor-targeting mAb
Immune system-targeting Anticalin
T cell

Potential benefits

- Enhanced tolerability with reduced "off-tumor" effects
- Tumor-mediated clustering drives signaling by activating receptors
- Increased efficacy in patients unresponsive to tumor-targeted therapies

Pieris is pursuing both activating and inhibitory IO targets

PRS-300 Series in Immuno-Oncology - BIO EUROPE 2015 9

Costimulatory T cell Engagement in Tumor Microenvironment TNFRS Receptor No activation in periphery T cell receptor MHC-peptide T Cell Targeted Mode of Action Clustering of bispecific molecules in tumor microenvironment to drive costimulatory T cell engagement Maintaining T cell receptor-mediated tumor antigen specificity on activated T cells Costimulatory signal Primary TcR signal Activation Tumor Cell Clustering PRS-300 Series in Immuno-Oncology - BIO EUROPE 2015

PRS-300 Series Differentiates from Current IO Approaches Approach Tumor-targeted activation TcR- mediated specificity Toxicity Delivery PRS-300 Yes Yes Expected low Injection Agonistic mAbs No Yes Low to significant Injection BiTE Yes No Observed Slow infusion CAR-T Yes No Observed Individualized adoptive therapy PRS-300 Series in Immuno-Oncology - BIO EUROPE 2015

Bispecific Geometry May Create Different Pharmacodynamic Effects

Membrane-to-membrane distances play a role in immunoreceptor interactions


TNFRSL
TNFRS
13.4 nm

Visualization of Antibody-Anticalin fusion


~15nm

Expected distances between binding sites in different formats


~15nm
~8nm
~5nm
~5nm

- **Straightforward access to a range of distances between target binding sites**
- **Several formats to interrogate optimal target synapse for tumor cell killing**

PRS-300 Series in Immuno-Oncology - BIO EUROPE 2015 12

Pieris IO Pipeline Progressing
Multiple Shots on Goal


IO Target
Bispecific Program
2014
2015
2016
2017
Q1
Q2
Q3
Q4
CD137
CD137 / HER2
PRS-343
CD137 / n.d.
IO Target 2
n.d. / n.d.
IND-enabling (GLP / GMP)
IND
IO Target 3
n.d. / tbd
n.d. / tbd
IO Target 4
n.d. / tbd
n.d. / tbd
IO Target 5
n.d. / tbd
n.d. / tbd
Today
n.d.: not disclosed
tbd: 2nd target to be defined
Strategy & Target Idea
Discovery / Lead ID
Lead Optimization
Multispecifics & In vitro PoC
In vivo PoC

PRS-300 Series in Immuno-Oncology - BIO EUROPE 2015
13

PRS-343: First-in-class HER2-CD137 Bispecific

PRS-343: HER2-CD137 Bispecific Multiple Formats Under Preclinical Evaluation CD137 – a TNFR Costimulatory Target Preclinically and clinically validated Marker for tumor-reactive T cells Activation leads to tumor elimination in vivo Signaling included in clinical CAR-T cells mAbs struggle to find therapeutic window Activity depends on Fc receptor interaction Doses required for T cell activation have led to toxicity Current approaches focus on NK activation HER 2 – Validated but not fully exploited Upregulated on several solid tumors with significant unmet medical need Bladder, gastric, ovarian, breast cancer Restricted expression on normal tissue favors immunotherapy approach Bispecific immunotherapy approach may expand responding population HER2+ tumors with lower expression levels not adequately addressed with current therapy PRS-343 CD137-targeting Anticalin HER2-targeting mAb (Trastuzumab derived) PRS-300 Series in Immuno-Oncology - BIO EUROPE 2015

CD137-Targeting Anticalin® Has Demonstrated Agonistic Properties

Lead CD137-targeting Anticalin identified (several backups available)

- Affinity: KDhCD137 = 2nM
- "Non-competitive" CD137 engagement preserves ligand-binding capability to CD137L
- Leads to T-cell activation in ex vivo human donor cell assay
- Good biophysical properties: 100% monomeric, high melting temperature (74°C), fully stable at 37°C in PBS or plasma



IL-2 production Assay (3d in culture)
IL-2 [pg/mL]
6000
4000
2000
0
1
10
100
coating concentration [µg/mL]
CD137 Anticalin
Control

Dose dependant activation of T-cells by CD137 cross-linking

PRS-300 Series in Immuno-Oncology - BIO EUROPE 2015 16

HER2-CD137 Bispecific Formats Retain Target Binding Capacity PRS-300 Series in Immuno-Oncology - BIO EUROPE 2015 α-HER2 CD137 Ac HER2 CD137 Bispecific formats behave similarly to CD137 and HER2 building blocks Simultaneous target engagement confirmed for bispecific formats

HER2-CD137 Bispecific Formats Exhibit Favorable Biophysical Properties PRS-300 Series in Immuno-Oncology - BIO EUROPE 2015 CD137-HER2-IgG4 (HC, N-term) CD137-HER2-IgG4 (LC, C-term) CD137-HER2-IgG4 (LC, N-term) CD137-HER2-IgG4 (HC, C-term) Constructs stable after one week in PBS at 37°C - no change in SEC profile observed Stability in human plasma also confirmed using a dual binding ELISA Time 0 Time 7day Time 0 Time 7day Time 0 Time 7day Time 0 Time 7day

PoC: T Cell Activation by HER2-CD137 Bispecifics is HER2 Target-Dependent IL-2 response IL-2 response with Her2 blockade Geometry impacts activity of HER2-CD137 Bispecifics Three constructs are capable of activating T cells Activity is HER2 target-dependent Addition of excess Trastuzumab prevents bispecific binding to HER2-positive cells and results in a loss of activity + Trastuzumab Assay design Construct A Construct B Construct C Construct D PRS-300 Series in Immuno-Oncology - BIO EUROPE 2015

Pharmacokinetics of HER2-CD137 Bispecifics in Mice Comparable to Trastuzumab Trastuzumab Construct A 10mg/kg of bispecifics or Trastuzumab were injected i.v. in male CD-1 mice (3 mice per timepoint) Terminal half-lives of bispecifics range from 15-21 days compared to 13 days for Trastuzumab Beneficial half-life of parental antibody is preserved for all bispecifics or even exceeded PRS-300 Series in Immuno-Oncology - BIO EUROPE 2015

Preclinical Validation of Tumor-Localized Activation of CD137 (4-1BB) Pastor et al, Molecular Therapy: 2011, 10: 1878-1886 Tumor-targeting CD137 bispecific aptamer leads to tumor growth inhibition and survival advantage in vivo compared to combination therapy Supports Pieris’ bispecifics Mode of Action: Tumor-specific activation of CD137 positive T cells © The American Society of Gene & Cell Therapy PRS-300 Series in Immuno-Oncology - BIO EUROPE 2015

PRS-343 – Status & Path Forward PRS-343: HER2-CD137 Bispecifics Exhibit excellent binding and drug-like properties with long half lives in mice Induce strong T cell activation via tumor target-dependent costimulatory T cell engagement Are expected to drive potent local activation of tumor-specific T cells with low systemic toxicity PRS-343: Path to Clinic Cell line development initiated Drug candidate nomination planned for YE 2015 Further ex vivo profiling: Impact of clustering / receptor density on T cell / NK cell activation Killing of target positive tumor cells Testing of different target-positive tumor cells, different T cell subtypes, etc. In vivo evaluation Various animal models including patient derived xenograft (PDX) models Initiate IND enabling studies in 2016 Aim to perform clinical trial in HER2 positive cancer in 2017 PRS-300 Series in Immuno-Oncology - BIO EUROPE 2015

Summary of Pieris’ Immuno-Oncology Efforts Multispecifics to address non-responding patients and broaden therapeutic window Trafficking immunomodulation to tumor microenvironment Ability to test for optimal synapse through varied geometry Various formats mAb-Anticalin fusions (e.g., PRS-343) Anticalin-Anticalin fusions (undisclosed) Multiple targets Prioritization of costimulatory targets Multiple checkpoint inhibitors also being investigated Each immunomodulatory target combinable with different tumor targets External collaborations complementing internal expertise and resources to advance drug candidates PRS-300 Series in Immuno-Oncology - BIO EUROPE 2015

Pieris Pharmaceuticals, Inc. 255 State Street Boston, MA 02109 USA info@pieris.com PRS-300 Series in Immuno-Oncology - BIO EUROPE 2015